AMENDMENT NUMBER TWO
to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement
dated as of January 1, 2005
by and between
GREENPOINT MORTGAGE FUNDING, INC.
and
DB STRUCTURED PRODUCTS, INC.

This AMENDMENT NUMBER TWO is made this 30th day of June, 2005, by and between GREENPOINT MORTGAGE FUNDING, INC., having an address at 100 Wood Hollow Drive, Novato, California 94945 (the “Seller”) and DB STRUCTURED PRODUCTS, INC. having an address at 60 Wall Street, New York, New York 10005 (the “Purchaser”), to the Amended and Restated Master Mortgage Loan Purchase and Servicing Agreement, dated as of January 1, 2005, as amended by Amendment Number One, dated as of April 8, 2005, by and between the Purchaser and the Seller (the “Agreement”).

RECITALS

WHEREAS, the Purchaser and the Seller desire to amend the Agreement, subject to the terms hereof, to modify the Agreement as specified herein; and

WHEREAS, the Purchaser and the Seller each have agreed to execute and deliver this Amendment Number Two on the terms and conditions set forth herein.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

SECTION 1. Amendment.

(a) Section 1 is hereby amended by adding the following definition:

Master Servicer:  As defined in Subsection 11.23 of the Servicing Addendum.

(b) Section 7.03 is hereby amended by adding the Roman numeral “(l),” immediately following the words “Subsections 7.02” in the last sentence of the second paragraph thereto, so that the series of referenced subsections now reads as follows:

“…Subsections 7.02(l), (li), (lvii), (lx), (lxi), (lxii) or (lxxii)…”

(c) Section 12 is hereby amended by adding the following subsections after subsection (9) thereto:

(10) in connection with any securitization of any Mortgage Loans, to execute a Reconstitution Agreement, which Reconstitution Agreement may, at the Purchaser’s direction, contain contractual provisions including, but not limited to, a 24-day certificate payment delay (54-day total payment delay), servicer advances of delinquent scheduled payments of principal and interest through liquidation (unless deemed non-recoverable) and prepayment interest shortfalls (to the extent of the monthly servicing fee payable thereto), servicing and mortgage loan representations and warranties which in form and substance conform to the representations and warranties in this Agreement and to secondary market standards for securities backed by mortgage loans similar to the Mortgage Loans and such provisions with regard to servicing responsibilities, investor reporting, segregation and deposit of principal and interest payments, custody of the Mortgage Loans, and other covenants as are required by the Purchaser and one or more nationally recognized rating agencies for mortgage pass-through transactions.  If the Purchaser deems it advisable at any time to pool the Mortgage Loans with other mortgage loans for the purpose of resale or securitization, the Seller agrees to execute a Reconstitution Agreement between itself (as servicer) and a master servicer designated by the Purchaser at its sole discretion, and/or one or more servicing agreements among the Seller (as servicer), the Purchaser and a trustee designated by the Purchaser at its sole discretion; and

(11) in the event that the Purchaser appoints a credit risk manager in connection with a Pass-Through Transfer, to execute a credit risk management agreement and provide reports and information reasonably required by the credit risk manager.

(d) Subsection 11.14 of the Servicing Addendum is hereby amended by deleting the second paragraph thereto and replacing it with the following:

All distributions made to the Purchaser on each Distribution Date will be made to the Purchaser of record on the preceding Record Date, and shall be based on the Mortgage Loans owned and held by the Purchaser, and shall be made by wire transfer of immediately available funds in accordance with the following wire transfer instructions:

DB STRUCTURED PRODUCTS
BANK:   BANK OF NEW YORK
ABA:   021000018
ACCT #:   GLA/111569
ACCT NAME:   DPX
ATTN:   Rob Barreto
RE:   GREENPOINT MORTGAGE FUNDING, INC.

(e) Subsection 11.15 of the Servicing Addendum is hereby amended by adding the following parenthetical clause between the words “electronic” and “and” in the first sentence thereto:

(which shall be provided in Excel format and delivered via email to DBWholeLoanOps@List.DB.com)

SECTION 2. Defined Terms. Any terms capitalized but not otherwise defined herein shall have the respective meanings set forth in the Agreement.

SECTION 3. Limited Effect. Except as amended hereby, the Agreement shall continue in full force and effect in accordance with its terms. Reference to this Amendment need not be made in the Agreement or any other instrument or document executed in connection therewith, or in any certificate, letter or communication issued or made pursuant to, or with respect to, the Agreement, any reference in any of such items to the Agreement being sufficient to refer to the Agreement as amended hereby.

SECTION 5. Governing Law. This Amendment Number Two shall be construed in accordance with the laws of the State of New York and the obligations, rights, and remedies of the parties hereunder shall be determined in accordance with such laws without regard to conflict of laws doctrine applied in such state.

SECTION 6. Counterparts. This Amendment Number Two may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.

[signature page to follow]

IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Amendment Number Two to be executed and delivered by their duly authorized officers as of the day and year first above written.

GREENPOINT MORTGAGE FUNDING, INC.

(Seller)

By:___________________________

Name:_________________________

Title:__________________________

DB STRUCTURED PRODUCTS, INC.

(Purchaser)

By:___________________________

Name:_________________________

Title:__________________________

By:___________________________

Name:_________________________

Title:__________________________